UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, without par value	HI	New York Stock Exchange

Indicate by the check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2020, the Board of Directors of Hillenbrand, Inc. (the “Company”), on the recommendation of the Nominating/Corporate Governance Committee, elected Jennifer Rumsey to the Company’s Board of Directors as an independent director. Ms. Rumsey will serve an initial term that will expire at the Company’s next annual meeting of shareholders in February 2021, when she will be up for election for another term. Recognizing that a current Board member will be retiring at that time per the Company’s director retirement policy, the Board of Directors expanded its size from ten to eleven directors, and Ms. Rumsey has been elected to fill the resulting vacancy.

Ms. Rumsey was also appointed to the Board’s Nominating/Corporate Governance and Compensation and Management Development Committees.

The Company’s press release announcing the appointment of Ms. Rumsey is attached as Exhibit 99.1 to this Current Report.

Ms. Rumsey will be entitled to receive compensation for her service on the Board consistent with the Company’s compensation program for non-employee directors, as described under the heading “Compensation of Directors” in the Company’s proxy statement for its 2020 annual meeting of shareholders, filed with the Securities and Exchange Commission on January 2, 2020.

There are no transactions and no proposed transactions between Ms. Rumsey (or any member of her immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Ms. Rumsey and any other person or entity pursuant to which Ms. Rumsey was appointed as a director of the Company.

Item 9.01	Exhibits and Financial Statements.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

99.1	Press Release of Hillenbrand, Inc. dated August 5, 2020

104	Cover page Interactive Date File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 5, 2020
HILLENBRAND, INC.

	By:	/s/ NICHOLAS R. FARRELL
		Name:	Nicholas R. Farrell
		Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer